Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events On August 16, 2023, the Company announced that the board of directors declared a cash dividend of $0.05 per share of the Company’s common stock for the second quarter of 2023, payable on September 22, 2023 to all shareholders of record as of the close of business New York time on September 8, 2023. The aggregate amount of the dividend is expected to be approximately $3.7 million, which the Company anticipates will be funded from cash on hand.